UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2013

     RESPONSE GENETICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-33509	11-3525548
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

1640 Marengo St., 6th Floor

Los Angeles, California 90033

(323) 224-3900

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On November 20, 2013, Response Genetics, Inc. (the “Company”), held an annual meeting of its stockholders (the “2013 Annual Meeting”). At the 2013 Annual Meeting, a total of 24,761,315 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), were present or represented by proxy at the meeting, representing approximately 72.29% of the outstanding Common Stock as of October 4, 2013, the record date for the 2013 Annual Meeting.

At the 2013 Annual Meeting, four (4) proposals were submitted for a vote of the Company’s stockholders and the related results are as follows:

Proposal 1. The election of Thomas A. Bologna, Kirk K. Calhoun, Sam Chawla, David R. Schreiber, Michael Serruya, Richard van den Broek and David M. Wurzer as directors until the next succeeding annual meeting of stockholders of the Company or until each such director’s successor shall have been duly elected and qualified. The stockholders elected the seven (7) directors by the following votes:

Name of Nominee	Votes For:	Withheld:
01) Thomas A. Bologna	19,903,095	4,720
02) Kirk K. Calhoun	19,898,795	9,020
03) Sam Chawla	19,903,095	4,720
04) David R. Schreiber	19,903,095	4,720
05) Michael Serruya	19,901,095	6,720
06) Richard van den Broek	19,903,048	4,767
07) David M. Wurzer	19,903,095	4,720

Broker Non-Votes: 4,853,500

Proposal 2. The ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013. The stockholders ratified BDO USA, LLP by the following votes:

Votes For	Votes Against	Votes Abstained
24,759,387	500	1,428

Proposal 3. A non-binding advisory vote approving the compensation of the Company’s named executive officers, as described in the “Executive Officers and Executive Compensation” section of the Company’s Proxy Statement. The stockholders approved the compensation of the Company’s named executive officers by the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
19,821,589	78,475	7,751	4,853,500

Proposal No. 4: A non-binding advisory vote approving the frequency of future advisory votes on the compensation of the Company’s named executive officers which could be held every year, every two (2) years or every three (3) years. The stockholder approved every three (3) years as the frequency of future votes on executive compensation as follows:

3 Years	2 Years	1 Year	Abstain
10,849,621	25,578	8,998,766	33,850

Broker Non-Votes: 4,853,500

The Company has decided to set the frequency of future advisory votes on the compensation of the Company’s named executive officers at every three (3) years going forward.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESPONSE GENETICS, INC.

Date: November 25, 2013	By:	/s/ Adanech Getachew
Name: Adanech Getachew
Title: General Counsel